UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 5, 2004
                           ---------------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                333-45241                     22-3542636
         ------------            -------------                 --------------
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)              Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



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Item 5.         OTHER EVENTS AND REGULATION FD DISCLOSURE

         Registrant issued on March 5, 2004 a press release announcing completion of the manufacture of validation batches for a once-a-day product which treats allergies and the symptoms of allergies. The product was developed for an undisclosed U.S. pharmaceutical company.

         A copy of Registrant's press release is attached as Exhibit 99.1.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

              99.1. Press Release, dated March 5, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   March 5, 2004

                                            ELITE PHARMACEUTICALS, INC.


                                            By: /s/ BERNARD BERK
                                                ----------------------------
                                                Name: Bernard Berk
                                                Title: Chief Executive Officer